AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 6, 2016

Registration No. 333-207560

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 7

to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NOBLE MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	4932	47-3011449
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1001 Noble Energy Way

Houston, Texas 77070

(281) 872-3100

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

John F. Bookout, IV

Chief Financial Officer

1001 Noble Energy Way

Houston, Texas 77070

(281) 872-3100

(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Copies to:

G. Michael O’Leary George Vlahakos Andrews Kurth LLP 600 Travis, Suite 4200 Houston, Texas 77002 (713) 220-4200	Douglas E. McWilliams Julian J. Seiguer Vinson & Elkins L.L.P. 1001 Fannin St., Suite 2500 Houston, Texas 77002 (713) 758-2222

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Explanatory Note

This Amendment No. 7 to the Registration Statement on Form S-1 (File No. 333-207560) of Noble Midstream Partners LP is being filed solely to amend Item 16 of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 7 does not modify any provision of the preliminary prospectus contained in Part I or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 7 does not include a copy of the preliminary prospectus.

Part II

Information Not Required in Prospectus

Item 13. Other Expenses of Issuance and Distribution

Set forth below are the expenses (other than underwriting discounts and commissions and the structuring fee) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the SEC registration fee, the FINRA filing fee and the NYSE listing fee, the amounts set forth below are estimates.

SEC registration fee	$30,400
FINRA filing fee	45,800
NYSE listing fee	125,000
Printing and engraving expenses	800,000
Fees and expenses of legal counsel	1,300,000
Accounting fees and expenses	700,000
Transfer agent and registrar fees	6,500
Miscellaneous	42,300

Total	$3,050,000

Item 14. Indemnification of Directors and Officers

The section of the prospectus entitled “Our Partnership Agreement—Indemnification” discloses that we will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Reference is also made to the underwriting agreement to be filed as an exhibit to this registration statement in which Noble Midstream Partners LP and certain of its affiliates will agree to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that may be required to be made in respect of these liabilities. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever. Noble has purchased insurance covering the general partner’s officers and directors against liabilities asserted and expenses incurred in connection with their activities as officers and directors of the general partner or any of its direct or indirect subsidiaries.

Item 15. Recent Sales of Unregistered Securities

On December 23, 2014, in connection with the formation of the partnership, Noble Midstream Partners LP issued to Noble Midstream GP LLC a 1% general partner interest in the partnership for $20.00 and a 99% limited partner interest in the partnership for $980.00 in an offering exempt from registration under Section 4(2) of the Securities Act. There have been no other sales of unregistered securities within the past three years.

Item 16. Exhibits

The following documents are filed as exhibits to this registration statement:

Exhibit number	Description

1.1*	Form of Underwriting Agreement (including form of Lock-Up Agreement) (previously filed as Exhibit 1.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

3.1*	Certificate of Limited Partnership of Noble Midstream Partners LP (previously filed as Exhibit 3.1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.2*	Amendment to the Certificate of Limited Partnership of Noble Midstream Partners LP (previously filed as Exhibit 3.2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.3*

Amendment to the Certificate of Limited Partnership of Noble Midstream Partners LP

(previously filed as Exhibit 3.3 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

3.4	Form of First Amended and Restated Agreement of Limited Partnership of Noble Midstream Partners LP (included as Appendix A to the Prospectus)

3.5*	Certificate of Formation of Noble Midstream GP LLC (previously filed as Exhibit 3.4 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.6*	Amendment to Certificate of Formation of Noble Midstream GP LLC (previously filed as Exhibit 3.5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.7*	Form of First Amended and Restated Limited Liability Company Agreement of Noble Midstream GP LLC (previously filed as Exhibit 3.7 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

5.1*	Opinion of Andrews Kurth LLP as to the legality of the securities being registered (previously filed as Exhibit 5.1 to Amendment No. 2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 12, 2015)

8.1*	Opinion of Andrews Kurth LLP relating to tax matters (previously filed as Exhibit 8.1 to Amendment No. 2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 12, 2015)

10.1	Form of Contribution, Conveyance and Assumption Agreement

10.2#*	Form of Noble Midstream Partners LP 2016 Long-Term Incentive Plan (previously filed as Exhibit 10.2 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.3	Form of Omnibus Agreement

10.4*

Form of Operational Services and Secondment Agreement (previously filed as Exhibit 10.4 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1

(333-207560) filed on July 22, 2016)

10.5	Form of Credit Agreement

10.6*	Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (previously filed as Exhibit 10.6 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

Exhibit number	Description

10.7†*	Amended and Restated Gas Gathering Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.7 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.7.1†*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.7.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.7.2	Amendment 01 to that certain Second Amended and Restated Gas Gathering Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.8*	Amended and Restated Gas Gathering Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.8 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.8.1†*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.8.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.8.1.1	Amendment 01 to that certain Second Amended and Restated Gas Gathering Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.8.2*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.8.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.9	Third Amended and Restated Agreement Terms and Conditions Relating to Crude Oil Treating Services

10.10†*	Second Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.10 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.10.1†	Third Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.10.2†	Third Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.11*	Second Amended and Restated Agreement Terms and Conditions Relating to Produced Water Services (previously filed as Exhibit 10.11 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.12†*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.12 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

Exhibit number	Description

10.12.1†*	Amendment 01 to Amended and Restated Produced Water Services Agreement, Agreement Addendum 01, effective as of January 1, 2016, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.12.1 to Amendment No. 3 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on April 1, 2016)

10.12.2†*

Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 01,

effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.12.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.12.3	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.13†*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and San Juan River DevCo LP (previously filed as Exhibit 10.13 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.13.1†*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and San Juan River DevCo LP (previously filed as Exhibit 10.13.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.13.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and San Juan River DevCo LP

10.14*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.14 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.14.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.14.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.14.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.15*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.15 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.15.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.15.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.15.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

Exhibit number	Description

10.16*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.16 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.16.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.16.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.16.1.1	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.16.2*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.16.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.17*	Second Amended and Restated Agreement Terms and Conditions Relating to Fresh Water Services (previously filed as Exhibit 10.17 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.18†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.18 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.18.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.18.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.18.2	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.19†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and San Juan River DevCo LP (previously filed as Exhibit 10.19 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.19.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and San Juan River DevCo LP (previously filed as Exhibit 10.19.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.19.2	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and San Juan River DevCo LP

10.20†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.20 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

Exhibit number	Description

10.20.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.20.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.20.2	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.21*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.21 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.21.1*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.21.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.21.2	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

10.22*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.22 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.22.1*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.22.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.22.1.1	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.22.2*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.22.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.23*	Second Amended and Restated Terms and Conditions Relating to Crude Oil Gathering Services (previously filed as Exhibit 10.23 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.24†*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.24 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.24.1†*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.24.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

Exhibit number	Description

10.24.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.25†*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.25 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.25.1†*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.25.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.25.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.26*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.26 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.26.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.26.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.26.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.27*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.27 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.27.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.27.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.27.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

10.28*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.28 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.28.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.28.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

Exhibit number	Description

10.28.1.1	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.28.2*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.28.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.29*	Form of Agreement of Limited Partnership of Colorado River DevCo LP (previously filed as Exhibit 10.29 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.30*	Form of Agreement of Limited Partnership of Green River DevCo LP (previously filed as Exhibit 10.30 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.31*	Form of Agreement of Limited Partnership of Gunnison River DevCo LP (previously filed as Exhibit 10.31 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.32*	Form of Agreement of Limited Partnership of Laramie River DevCo LP (previously filed as Exhibit 10.32 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.33*	Form of Agreement of Limited Partnership of San Juan River DevCo LP (previously filed as Exhibit 10.33 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.34*	Form of Agreement of Limited Partnership of Blanco River DevCo LP (previously filed as Exhibit 10.34 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.35	Texas Agreement Terms and Conditions Relating to Crude Oil Gathering Services

10.36†	Texas Oil Gathering Agreement, Agreement Addendum 01, effective as of September 1, 2016, between Rosetta Resources Operating LP and Blanco River DevCo LP

10.37	Texas Agreement Terms and Conditions Relating to Produced Water Services

10.38†	Texas Produced Water Services Agreement, Agreement Addendum 01, effective as of September 1, 2016, between Rosetta Resources Operating LP and Blanco River DevCo LP

21.1*	List of Subsidiaries of Noble Midstream Partners LP (previously filed as Exhibit 21.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

23.1*	Consent of KPMG LLP

23.2*	Consent of KPMG LLP

23.3*	Consent of Andrews Kurth LLP (contained in Exhibit 5.1)

23.4*	Consent of Andrews Kurth LLP (contained in Exhibit 8.1)

23.5*	Consent of Director Nominee (previously filed as Exhibit 23.5 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

24.1*	Powers of Attorney (contained on the signature page to this Registration Statement)

*	Filed previously.

#	Compensatory plan, contract or arrangement.
†	Confidential treatment has been requested for certain portions thereof pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. Such provisions have been filed separately with the Securities and Exchange Commission.

Item 17. Undertakings

The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that,

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(c) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(d) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(e) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrant undertakes to send to each common unitholder, at least on an annual basis, a detailed statement of any transactions with Noble Midstream GP LLC, our general partner, or its affiliates and of fees, commissions, compensation and other benefits paid, or accrued to Noble Midstream GP LLC or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

The registrant undertakes to provide to the common unitholders the financial statements required by Form 10-K for the first full fiscal year of operations of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 6, 2016.

NOBLE MIDSTREAM PARTNERS LP

By:	Noble Midstream GP LLC,
its general partner

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on September 6, 2016.

/s/ Terry R. Gerhart Terry R. Gerhart	Chief Executive Officer and Director (Principal Executive Officer)

* John F. Bookout, IV	Chief Financial Officer (Principal Financial Officer)

* Kenneth M. Fisher	Chairman of the Board of Directors

* Charles J. Rimer	Director

* Gary W. Willingham	Director

* Terry R. Gerhart hereby signs this Amendment No. 7 to the Registration Statement on behalf of the indicated persons for whom he is attorney-in-fact on September 6, 2016, pursuant to powers of attorney previously included with the Registration Statement on Form S-1 of Noble Midstream Partners LP filed on October 22, 2015 with the Securities and Exchange Commission.

By:	/s/ Terry R. Gerhart
Terry R. Gerhart Attorney-in-fact

POWER OF ATTORNEY

The person whose signature appears below appoints Terry R. Gerhart and John F. Bookout, IV , and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacities indicated on September 6, 2016.

/s/ Thomas W. Christensen Thomas W. Christensen	Chief Accounting Officer

Exhibit Index

Exhibit number	Description

1.1*	Form of Underwriting Agreement (including form of Lock-Up Agreement) (previously filed as Exhibit 1.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

3.1*	Certificate of Limited Partnership of Noble Midstream Partners LP (previously filed as Exhibit 3.1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.2*	Amendment to the Certificate of Limited Partnership of Noble Midstream Partners LP (previously filed as Exhibit 3.2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.3*	Amendment to the Certificate of Limited Partnership of Noble Midstream Partners LP (previously filed as Exhibit 3.3 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

3.4	Form of First Amended and Restated Agreement of Limited Partnership of Noble Midstream Partners LP (included as Appendix A to the Prospectus)

3.5*	Certificate of Formation of Noble Midstream GP LLC (previously filed as Exhibit 3.4 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.6*	Amendment to Certificate of Formation of Noble Midstream GP LLC (previously filed as Exhibit 3.5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

3.7*	Form of First Amended and Restated Limited Liability Company Agreement of Noble Midstream GP LLC (previously filed as Exhibit 3.7 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

5.1*	Opinion of Andrews Kurth LLP as to the legality of the securities being registered (previously filed as Exhibit 5.1 to Amendment No. 2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 12, 2015)

8.1*	Opinion of Andrews Kurth LLP relating to tax matters (previously filed as Exhibit 8.1 to Amendment No. 2 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 12, 2015)

10.1	Form of Contribution, Conveyance and Assumption Agreement

10.2#*	Form of Noble Midstream Partners LP 2016 Long-Term Incentive Plan (previously filed as Exhibit 10.2 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.3	Form of Omnibus Agreement

10.4*	Form of Operational Services and Secondment Agreement (previously filed as Exhibit 10.4 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.5	Form of Credit Agreement

10.6*	Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (previously filed as Exhibit 10.6 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.7†*	Amended and Restated Gas Gathering Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.7 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

Exhibit number	Description

10.7.1†*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.7.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.7.2	Amendment 01 to that certain Second Amended and Restated Gas Gathering Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.8*	Amended and Restated Gas Gathering Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.8 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.8.1†*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.8.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.8.1.1	Amendment 01 to that certain Second Amended and Restated Gas Gathering Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.8.2*	Second Amended and Restated Gas Gathering Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.8.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.9	Third Amended and Restated Agreement Terms and Conditions Relating to Crude Oil Treating Services

10.10†*	Second Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.10 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.10.1†	Third Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.10.2†	Third Amended and Restated Crude Oil Treating Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.11*	Second Amended and Restated Agreement Terms and Conditions Relating to Produced Water Services (previously filed as Exhibit 10.11 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.12†*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.12 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.12.1†*	Amendment 01 to Amended and Restated Produced Water Services Agreement, Agreement Addendum 01, effective as of January 1, 2016, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.12.1 to Amendment No. 3 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on April 1, 2016)

Exhibit number	Description

10.12.2†*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.12.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.12.3	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.13†*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and San Juan River DevCo LP (previously filed as Exhibit 10.13 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.13.1†*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and San Juan River DevCo LP (previously filed as Exhibit 10.13.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.13.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and San Juan River DevCo LP

10.14*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.14 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.14.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.14.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.14.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.15*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.15 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.15.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.15.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.15.2	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

10.16*	Amended and Restated Produced Water Services Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.16 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

Exhibit number	Description

10.16.1*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.16.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.16.1.1	Amendment 01 to that certain Second Amended and Restated Produced Water Services Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.16.2*	Second Amended and Restated Produced Water Services Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.16.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.17*	Second Amended and Restated Agreement Terms and Conditions Relating to Fresh Water Services (previously filed as Exhibit 10.17 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.18†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.18 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.18.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.18.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.18.2

Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.19†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and San Juan River DevCo LP (previously filed as Exhibit 10.19 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.19.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and San Juan River DevCo LP (previously filed as Exhibit 10.19.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.19.2

Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and San Juan River DevCo LP

10.20†*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.20 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.20.1†*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.20.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

Exhibit number	Description

10.20.2

Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.21*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.21 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.21.1*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.21.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.21.2	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

10.22*	Amended and Restated Fresh Water Services Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.22 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.22.1*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.22.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.22.1.1	Amendment 01 to that certain Second Amended and Restated Fresh Water Services Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.22.2*	Second Amended and Restated Fresh Water Services Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.22.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.23*	Second Amended and Restated Terms and Conditions Relating to Crude Oil Gathering Services (previously filed as Exhibit 10.23 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.24†*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 01, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.24 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.24.1†*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 01, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.24.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.24.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 01, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.25†*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 02, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Colorado River DevCo LP (previously filed as Exhibit 10.25 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

Exhibit number	Description

10.25.1†*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 02, effective as of March 31, 2016, among Noble Energy, Inc. and Colorado River DevCo LP (previously filed as Exhibit 10.25.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.25.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 02, effective as of September 1, 2016, among Noble Energy, Inc. and Colorado River DevCo LP

10.26*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 03, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Green River DevCo LP (previously filed as Exhibit 10.26 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.26.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 03, effective as of March 31, 2016, among Noble Energy, Inc. and Green River DevCo LP (previously filed as Exhibit 10.26.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.26.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 03, effective as of September 1, 2016, among Noble Energy, Inc. and Green River DevCo LP

10.27*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 04, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Gunnison River DevCo LP (previously filed as Exhibit 10.27 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.27.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 04, effective as of March 31, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP (previously filed as Exhibit 10.27.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.27.2	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 04, effective as of September 1, 2016, among Noble Energy, Inc. and Gunnison River DevCo LP

10.28*	Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 05, effective as of October 1, 2015, among Noble Energy, Inc., Noble Midstream Services, LLC and Laramie River DevCo LP (previously filed as Exhibit 10.28 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on October 22, 2015)

10.28.1*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum 05, effective as of March 31, 2016, among Noble Energy, Inc. and Laramie River DevCo LP (previously filed as Exhibit 10.28.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.28.1.1	Amendment 01 to that certain Second Amended and Restated Crude Oil Gathering Agreement, together with Agreement Addendum 05, effective as of September 1, 2016, among Noble Energy, Inc. and Laramie River DevCo LP

10.28.2*	Second Amended and Restated Crude Oil Gathering Agreement, Agreement Addendum XX, effective as of March 31, 2016, among Noble Energy, Inc. and Noble Midstream Services, LLC (previously filed as Exhibit 10.28.2 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

Exhibit number	Description

10.29*	Form of Agreement of Limited Partnership of Colorado River DevCo LP (previously filed as Exhibit 10.29 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.30*	Form of Agreement of Limited Partnership of Green River DevCo LP (previously filed as Exhibit 10.30 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.31*	Form of Agreement of Limited Partnership of Gunnison River DevCo LP (previously filed as Exhibit 10.31 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.32*	Form of Agreement of Limited Partnership of Laramie River DevCo LP (previously filed as Exhibit 10.32 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.33*	Form of Agreement of Limited Partnership of San Juan River DevCo LP (previously filed as Exhibit 10.33 to Amendment No. 1 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on November 6, 2015)

10.34*	Form of Agreement of Limited Partnership of Blanco River DevCo LP (previously filed as Exhibit 10.34 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

10.35	Texas Agreement Terms and Conditions Relating to Crude Oil Gathering Services

10.36†	Texas Oil Gathering Agreement, Agreement Addendum 01, effective as of September 1, 2016, between Rosetta Resources Operating LP and Blanco River DevCo LP

10.37	Texas Agreement Terms and Conditions Relating to Produced Water Services

10.38†	Texas Produced Water Services Agreement, Agreement Addendum 01, effective as of September 1, 2016, between Rosetta Resources Operating LP and Blanco River DevCo LP

21.1*	List of Subsidiaries of Noble Midstream Partners LP (previously filed as Exhibit 21.1 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

23.1*	Consent of KPMG LLP

23.2*	Consent of KPMG LLP

23.3*	Consent of Andrews Kurth LLP (contained in Exhibit 5.1)

23.4*	Consent of Andrews Kurth LLP (contained in Exhibit 8.1)

23.5*	Consent of Director Nominee (previously filed as Exhibit 23.5 to Amendment No. 5 to the Noble Midstream Partners LP Registration Statement on Form S-1 (333-207560) filed on July 22, 2016)

24.1*	Powers of Attorney (contained on the signature page to this Registration Statement)

*	Filed previously.
#	Compensatory plan, contract or arrangement.
†	Confidential treatment has been requested for certain portions thereof pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. Such provisions have been filed separately with the Securities and Exchange Commission.